Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              5.7520%


        Excess Protection Level
          3 Month Average   5.19%
          March, 1998   5.96%
          February, 1998   4.74%
          January, 1998   4.87%


        Cash Yield                                  18.59%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,867,972,264.80